Exhibit 21.1
BFC Financial Corporation
Subsidiaries

State of
Incorporation

Subsidiaries of BFC Financial Corporation

BankAtlantic Bancorp, Inc.	Florida
Levitt Corporation	Florida
BankAtlantic Financial Technology Venture Partners, LLC	Florida
BankAtlantic Financial Ventures II, LLC	Florida
Center Port Development, Inc.	Florida
Cypress Creek Capital, Inc.	Florida
Cypress Creek 1515, Inc.	Florida
Eden Services, Inc.	Florida
H.K. General Corp.	Florida
I.R.E. Advisors Series 26, Corp.	Florida
I.R.E. Advisors Series 29, Corp.	Florida
I.R.E. BMOC, Inc.	Florida
I.R.E. Computer Resources, Inc.	Florida
Kingsway Services, Inc.	Florida
I.R.E. Energy 1981, Inc.	Florida
I.R.E. Property Analysts, Inc.	Florida
I.R.E. Property Management, Inc.	Florida
I.R.E. Real Estate Funds, Inc.	Florida
I.R.E. Real Estate Investments, Inc.	Florida
I.R.E. Real Estate Investments Series 2, Inc.	Florida
N & N Partners, LLC	Florida
nC Partners, LLC	Florida
S & P General Corp.	Florida
Southern National General Corp.	Florida
W.P. General Corp.	Florida
I.R.E. Realty Advisory Group, Inc.	Florida

Subsidiaries of BankAtlantic Bancorp, Inc.

BankAtlantic	US
BA – HD, LLC	Florida
ATM Services, LLC	Florida
BBC Capital Trust II	Delaware
BBC Capital Statutory Trust III	Connecticut
BBC Capital Statutory Trust IV	Connecticut
BBC Capital Trust V	Connecticut
BBC Capital Trust VI	Delaware
BBC Capital Statutory Trust VII	Connecticut
BBC Capital Trust VIII	Delaware
BBC Capital Trust IX	Delaware
BBC Capital Trust X	Connecticut
BBC Capital Trust XI	Delaware
BBC Capital Trust XII	Delaware
BankAtlantic Bancorp Partners, Inc.	Florida
Risk Services Group, LLC	Florida
RB Holdings, Inc.	New Jersey

State of
Incorporation

Subsidiaries of RB Holdings, Inc.

Ryan Beck & Co., Inc.	New Jersey
Ryan Beck Management Co., Inc	Delaware
Ryan Beck Investment Management, LLC	Delaware

Subsidiaries of Ryan Beck & Co., Inc.
Ryan Beck Asset Sales, Inc.	New Jersey
Ryan Beck Financial Corp.	New Jersey
Ryan Beck Planning and Insurance Agency Inc.	New Jersey
Ryan Beck Life Agency, Inc.	New York
Gruntal Insurance Agency, L.L.C.	Massachusetts

Subsidiaries of BankAtlantic

Banc Servicing Center, LLC	Florida
BankAtlantic Factors, LLC	Florida
BA Community Development Corporation	Delaware
BA Financial Services, LLC	Florida
BAH Corp.	Delaware
BankAtlantic Leasing Inc.	Florida
BankAtlantic Mortgage, LLC	Florida
BankAtlantic Mortgage Partners, Inc.	Florida
BA Title Insurance Agency, Inc.	Florida
Fidelity Service, LLC	Florida
Fidelity Tax, LLC	Florida
Hammock Homes, LLC	Florida
FT Properties, LLC	Florida
Heartwood 11, LLC	Florida
Heartwood 13, LLC	Florida
Heartwood 14, LLC	Florida
Heartwood 16, LLC	Florida
Heartwood 18, LLC	Florida
Heartwood 19, LLC	Florida
Heartwood 2, LLC	Florida
Heartwood 20, LLC	Florida
Heartwood 21, LLC	Florida
Heartwood 3, LLC	Florida
Heartwood 4, LLC	Florida
Heartwood 7, LLC	Florida
Heartwood 87, LLC	Florida
Heartwood 88, LLC	Florida
Heartwood 90, LLC	Florida
Heartwood 91, LLC	Florida
Heartwood 91-1, LLC	Florida
Heartwood 91-2, LLC	Florida
Heartwood 91-3, LLC	Florida
Heartwood 91-4, LLC	Florida
Sunrise Atlantic, LLC	Florida
Palm River Development Co., Inc.	Florida
River Club of Vero Beach, LLC	Florida
Professional Valuation Services, LLC	Florida
Heartwood Holdings, Inc.	Florida
Leasing Technology, Inc.	Florida

State of
Incorporation

Subsidiaries of Levitt Corporation

BankAtlantic Venture Partners 1, LLC	Florida
BankAtlantic Venture Partners 2, LLC	Florida
BankAtlantic Venture Partners 3, LLC	Florida
BankAtlantic Venture Partners 4, LLC	Florida
BankAtlantic Venture Partners 7, Inc.	Florida
BankAtlantic Venture Partners 8, Inc.	Florida
BankAtlantic Venture Partners 9, Inc.	Florida
BankAtlantic Venture Partners 10, Inc.	Florida
BankAtlantic Venture Partners 14, Inc.	Florida
BankAtlantic Venture Partners 15, Inc.	Florida
Core Communities, LLC	Florida
Cypress Creek Holding, LLC	Delaware
Levitt and Sons, LLC	Florida
Levitt Commercial LLC	Florida
Levitt Insurance Service, LLC	Florida

Subsidiaries of Levitt Commercial, LLC

Levitt Commercial Andrews, LLC	Florida
Levitt Commercial Boynton Commerce Center, LLC	Florida
Levitt Commercial High Ridge II, LLC	Florida
Levitt Commercial High Ridge, LLC	Florida
Levitt Commercial Sawgrass, LLC	Florida
Levitt Commercial Development LLC	Florida
Levitt Village at Victoria Park, LLC	Florida

Subsidiaries of Levitt Commercial Development, LLC

Levitt Commercial Construction, LLC	Florida

Subsidiaries of Core Communities, LLC

Core Commercial Group, LLC	Florida
Core Commercial Realty, LLC	Florida
Core Communities of Georgia, LLC	Florida
Core Communities of South Carolina, LLC	Florida
Core Communities of South Carolina, LLC	South Carolina
Core Communities S.C. Operations, LLC	South Carolina
Horizons Acquisition 5, LLC	Florida
Horizons Acquisition 7, LLC	Florida
Horizons St. Lucie Development, LLC	Florida
Lake Charles Development Company, LLC	Florida
Somerset Realty, LLC	Florida
St. Lucie Farms, LLC	Florida
St. Lucie West Development Company, LLC	Florida
St. Lucie West Realty, LLC	Florida
Tradition Brewery, LLC	Florida
Tradition Construction, LLC	Florida
Tradition Development Company, LLC	Florida
Tradition Health & Fitness LLC	Florida
Tradition Irrigation Company, LLC	Florida
Tradition Mortgage, LLC	Florida
Tradition Outfitters, LLC	Florida
Tradition Realty, LLC	Florida
Tradition Title Company, LLC	Florida

State of
Incorporation

Tradition Village Center, LLC	Florida

Subsidiaries of Core Commercial Group, LLC

The Landing Holding Company, LLC	Florida

Subsidiaries of Core Communities of South Carolina, LLC, a South Carolina LLC

Tradition of South Carolina Brewery, LLC	South Carolina
Tradition of South Carolina Commercial Development, LLC	South Carolina
Tradition of South Carolina Construction, LLC	South Carolina
Tradition of South Carolina Development Company, LLC	South Carolina
Tradition of South Carolina Health & Fitness, LLC	South Carolina
Tradition of South Carolina Irrigation Company, LLC	South Carolina
Tradition of South Carolina Marketing, LLC	South Carolina
Tradition of South Carolina Mortgage, LLC	South Carolina
Tradition of South Carolina Outfitters, LLC	South Carolina
Tradition of South Carolina Real Estate, LLC	South Carolina
Tradition of South Carolina Realty, LLC	South Carolina
Tradition of South Carolina Title Company, LLC	South Carolina
Tradition of South Carolina Town Hall, LLC	South Carolina
Tradition of South Carolina Village Center, LLC	South Carolina
TSCG Club, LLC	South Carolina
TSCGR Holding, LLC	South Carolina
TSCR Club, LLC	South Carolina

Subsidiaries of Tradition Development Company, LLC

The Landing at Tradition Development Company, LLC	Florida
Town Hall at Tradition, LLC	Florida

Subsidiaries of Levitt and Sons, LLC

Avalon Park by Levitt and Sons, LLC	Florida
Cascades by Levitt and Sons, LLC	Florida
Levitt and Sons at Hawk’s Haven, LLC	Florida
Levitt and Sons at Hunter’s Creek, LLC	Florida
Levitt and Sons at Tradition, LLC	Florida
Levitt and Sons at World Golf Village, LLC	Florida
Levitt and Sons of Flagler County, LLC	Florida
Levitt and Sons of Georgia, LLC	Georgia
Levitt GP, LLC	Florida
Levitt and Sons of Hernando County, LLC	Florida

State of
Incorporation

Levitt and Sons of Lake County, LLC	Florida
Levitt and Sons of Lee County, LLC	Florida
Levitt and Sons of Manatee County, LLC	Florida
Levitt and Sons of Orange County, LLC	Florida
Levitt and Sons of Osceola County, LLC	Florida
Levitt and Sons of Seminole County, LLC	Florida
Levitt and Sons of South Carolina, LLC	South Carolina
Levitt and Sons of Tennessee, LLC	Tennessee
Levitt and Sons, Inc.	Florida
Levitt and Sons, Incorporated	Delaware
Levitt Construction Corp., East	Florida
Levitt Construction East, LLC	Florida
Levitt Homes Bellaggio Partners, LLC	Florida
Levitt Homes, LLC	Florida
Levitt Industries, LLC	Florida
Levitt Realty Services, Inc.	Florida
Levitt Realty Services, LLC	Florida
Magnolia Lakes by Levitt and Sons, LLC	Florida
Regency Hills by Levitt and Sons, LLC	Florida

Subsidiaries of Levitt and Sons of Georgia, LLC

Levitt and Sons of Cherokee County, LLC	Georgia
Levitt and Sons of Hall County, LLC	Georgia
Levitt and Sons of Paulding County, LLC	Georgia
Levitt and Sons of Realty Georgia, LLC	Georgia

Subsidiaries of Levitt GP, LLC

Summerlake — Levitt, LLC	Florida

Subsidiaries of Levitt and Sons of South Carolina, LLC

Levitt and Sons of Horry County, LLC	South Carolina
Levitt and Sons Realty South Carolina, LLC	South Carolina
Levitt Construction — South Carolina, LLC	South Carolina

Subsidiaries of Levitt and Sons of Tennessee, LLC

Bowden Building Corporation	Tennessee
Levitt and Sons of Nashville, LLC	Tennessee
Levitt and Sons of Shelby County, LLC	Tennessee

Subsidiaries of Levitt Homes, LLC

BankAtlantic Venture Partners 5, LLC	Florida
Bellaggio by Levitt and Sons, LLC	Florida
Levitt at Amherst, LLC	Florida
Levitt at Huntington Lakes, LLC	Florida
Levitt at Twin Acres, LLC	Florida
Levitt at Westchester West, LLC	Florida
Levitt at Westchester, LLC	Florida
Levitt Hagen Ranch, LLC	Florida
Levitt Homes at Waters Edge, Inc.	New York
LM Mortgage Company, LLC	Florida
The Villages at Emerald Lakes, LLC	Florida
U.F.C. Title Insurance Agency, LLC	Florida

Subsidiaries of Levitt Industries, LLC

Lev-Brn, LLC	Florida
Summerport by Levitt and Sons, LLC	Florida

State of
Incorporation

Statutory Business Trusts

Levitt Capital Trust I	Delaware
Levitt Capital Trust II	Delaware